Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1979

                        EAFE Select 20 Portfolio 2019-3
                  Global 45 Dividend Strategy Portfolio 2019-3


                          Supplement to the Prospectus

As a result of a previously announced spin-off, on August 12, 2019, holders of Sampo Oyj Class A ("Sampo") shares will receive one share of Nordea Bank Abp ("Nordea") for every ten shares of Sampo held on record date August 9, 2019, with an ex-dividend date of August 8, 2019.

Notwithstanding anything to the contrary in the Prospectus, as of August 12, 2019, each Portfolio will hold, and will continue to purchase, shares of both Sampo and Nordea.

Supplement Dated:  August 8, 2019